UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JGH
Nuveen Global High Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2017.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2017. For the six-month reporting

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

period ended June 30, 2017, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Hedged Index.

The U.S. economy continued to grow during the reporting period, although first-quarter’s gross domestic product (GDP) growth was relatively sluggish at 1.2%. Most economic signs pointed in a positive direction including falling unemployment, improving manufacturing, increasing home demand and stable consumer spending. Investors initially anticipated that President Trump’s business-friendly policies would further boost economic growth and increase company profits. However, hopes waned for the passage of his pro-growth tax and infrastructure spending as 2017 progressed and the administration became bogged down in protracted health care debates and other political wrangling.

Federal Reserve (Fed) policymakers successfully prepared the markets for a 0.25% rate increase in March 2017, and despite some softness in economic data in the final months of the reporting period, raised rates again by 0.25% in June. Inflation continued to stay below the Fed’s unofficial 2% target during the reporting period, pressured in part by sagging energy and commodity prices. At the June 2017 meeting, the Fed also kept its guidance in place for gradual rate hikes, while signaling its intent to begin slowly shrinking its balance sheet sometime later this year by reducing its holdings of U.S. Treasuries and mortgage-backed securities. Oil prices fell during the reporting period after the initial optimism surrounding an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply was overshadowed by news that U.S. crude inventories rose faster than expected due to a revival among shale producers. By late June 2017, prices had fallen below $43 per barrel, despite OPEC’s additional production cut extension until March 2018.

Demand for U.S.-based credit from overseas investors continued given the exceptionally low interest rates in Europe and Asia. That technical underpinning, combined with a pickup in economic activity around the world, solid corporate earnings, strong fundamentals and low market volatility, led high yield corporate bonds to outperform all other fixed income asset classes over the reporting period. New issue supply was heavy early in the reporting period as issuers took advantage of favorable financing conditions and potential shifts in U.S. tax policy, but issuance slowed as the reporting period progressed. High yield spreads versus Treasuries tightened during the first half of the reporting period despite a brief correction in March when a temporary spike in interest rates, an oil price decline and a record-setting eight-day streak of outflows from exchange-traded funds, caused high yield spreads to briefly widen. Then in June, the energy segment of the market saw spreads widen due to oil price pressures, the most significant setback for the sector during the past 12 months, but there was little spillover effect to the rest of the market. By the end of the reporting period, however, credit spreads were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets. Over the six-month reporting period, high yield spreads in the broader global market tightened by roughly 50 basis points to levels not seen since mid-2014, ending the reporting period at 372 basis points over Treasuries. Despite the pressure from the energy sector, the Bloomberg Barclays Global High Yield Hedged Index returned 5.26% during the reporting period, modestly outpacing the U.S. high yield market year-to-date. All of these positive factors aside, the high yield market did not experience strong inflows during the reporting period. Investors appeared wary about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil prices, lofty valuations and heightened risks heading into September with European Central Bank and Fed meetings.

Although the decline in oil prices and oil’s relationship to the health of the high yield market has become topical once again, we don’t believe it is a cause for credit loss concerns among energy producers, or for the broader high yield market. Nevertheless, we acknowledge that the situation regarding oil prices is still fluid, and the market is closer to a point (sub-$40 per barrel oil) where this narrative could change. Changes in the structure of the credit market have materially impacted the future sensitivity of corporate credit markets to oil prices. Easy access to debt and equity capital markets has allowed most energy firms to shore up their near-term liquidity and extend maturity profiles. As a result, the number of so-called weaker links (credits rated B- and below on negative outlook and most at risk of default) has

6	NUVEEN

declined. Some of the weakest credits from two years ago have undergone restructuring or defaulted and are no longer in high yield indexes. Energy does remain a notable concentration in global high yield indexes.

For the reporting period as a whole, lower quality bonds continued their streak of outperformance versus higher quality bonds; however, in the final months of the reporting period, investors did favor the higher quality, BB rated segment of high yield due to oil-driven risk aversion and renewed interest in Treasuries. We continued to witness spread compression between CCC rated securities and their higher quality single B and BB counterparts as the credit cycle was extended and friendly central bank policy and other factors helped to dampen corporate default rates. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8% for this cycle. The uptick in global default rates due to the spike in defaults among energy and commodity companies over the past two years has run its course. The rating agency is forecasting the global speculative-grade default rate will decline further to 2.5% by December 2017.

Sovereign bonds outperformed most domestic sectors, benefiting from generally strong global economic growth tailwinds. The leading corporate sectors within global high yield continued to be basic materials, industrials and health care. Within basic materials, the chemicals segment was particularly robust because of developing tailwinds from the apparent bottoming of certain commodity prices, while many companies within the index were also in deleveraging mode. Retailers and energy were the clear laggards during the reporting period, the latter suffering from the retrenchment in oil prices later in the reporting period.

The Fund’s outperformance versus its benchmark was mainly driven by outperformance of lower quality, CCC rated credit for much of the reporting period. During the first half of the reporting period, in particular, so-called safe-haven investments such as BB rated securities and more defensive areas lagged the market, while cyclicals and basic materials continued to lead. The increase in risk appetites supported the Fund’s cyclical and industrial credits as well as some of its smaller-cap and small-issue size credits that had suffered in 2016 from illiquid market conditions. The Fund benefited from overweight positions in basic materials, industrials and financial preferred securities, while underweights to sovereigns and health care and an overweight to energy were detractors.

We continue to believe that credit risk can continue to perform well; however, following the strong performance of lower rated credit over the past two years, valuations are simply not as compelling as they have been in the recent past. With valuations near their tightest levels, it is important to assess risks that could lie ahead. As central banks become less accommodative, monetary policy uncertainty will remain at the forefront of investor concerns. Even though continued oil and commodity volatility also remains a concern, we believe the sensitivity of credit spreads to oil prices should decline. We continue to find attractive sources of yield in the CCC rated space on a selective basis.

Within the energy sector, the Fund maintained a slight overweight relative to the index, but with a tilt toward higher beta names within the exploration and production (E&P) industry, and small overweights to oilfield services, midstream energy companies and refiners. These sectors have underperformed the market with the retreat of oil prices from the low $50s to the low $40s during the reporting period. Spreads within the energy E&P sector widened out by 75-100 basis points in May and June and are at one-year highs, arguably offering value within a market that has seen spreads on broader BB rated securities reach historically tight levels. As noted above, we believe the changes in composition of the energy sector have reduced high yield’s sensitivity to oil prices, and a decrease in production costs and a stronger cohort of surviving companies are reasons not to abandon the sector. While we plan to take a cautious approach to energy investments given the uncertain path of oil prices and the inherent volatility, we believe there are attractive opportunities to add portfolio yield. The Fund also ended the reporting period with overweight positions in banks, metals/mining and paper due to improving fundamentals and attractive valuations.

Consistent with the Fund’s mandate, investments in foreign-domiciled companies represented roughly 43% of holdings at the end of June. After the U.S., the next three largest countries of investment were Canada, the U.K. and

NUVEEN	7

Portfolio Managers’ Comments (continued)

Luxembourg. At the end of the reporting period, the Fund was also positioned with an average duration that was approximately one-third year shorter than the benchmark’s duration, to lessen its sensitivity to rising interest rates. Despite spread narrowing in lower quality market segments, we continue to believe that high yield offers more of a buffer from interest rate moves than other fixed income asset classes. This asset class has naturally low duration (interest rate sensitivity) and its incremental yield helps mitigate price movements in a rising rate environment.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a negative impact on performance. The Fund also used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligible during the reporting period.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of June 30, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	29.04%
Regulatory Leverage*	29.04%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
$164,800,000	$10,400,000	$ —	$175,200,000	$170,990,055	$ —	$ —	$175,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
January 2017	$0.1200
February	0.1200
March	0.1200
April	0.1200
May	0.1200
June 2017	0.1200
Total Distributions	$0.7200

Current Distribution Rate*	8.54%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest. Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

The figures in the table below provide an estimate of the sources of distributions as of the date listed. These estimates may, and likely will change, and should not be used for tax reporting purposes. The Fund attributes these estimates equally to each regular distribution throughout the fiscal year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. The final determination for all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2017

Current Month Estimated Percentage of the Distribution			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
86.4%	0.0%	13.6%	$0.7200	$0.6223	$0.0000	$0.0977

10	NUVEEN

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
11/24/2014	$0.1200	7.81%	21.11%	5.29%	3.91%	7.53%

SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares cumulatively repurchased and retired	845,318
Shares authorized for repurchase	2,325,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$18.43
Share price	$16.87
Premium/(Discount) to NAV	(8.46)%
6-month average premium/(discount) to NAV	(9.60)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

12	NUVEEN

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NUVEEN	13

JGH

Nuveen Global High Income Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JGH at NAV	7.53%	21.11%	5.29%
JGH at Share Price	10.13%	28.31%	6.57%
Bloomberg Barclays Global High Yield Hedged Index	5.26%	11.87%	6.80%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	0.1%
Convertible Preferred Securities	0.2%
$25 Par (or similar) Retail Preferred	1.3%
Corporate Bonds	115.9%
Convertible Bonds	0.7%
$1,000 Par (or similar) Institutional Preferred	7.8%
Contingent Capital Securities	8.8%
Sovereign Debt	3.9%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.7%
Net Assets Plus Borrowings	140.9%
Borrowings	(40.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.6%
Banks	8.5%
Metals & Mining	8.3%
Media	5.7%
Wireless Telecommunication Services	4.1%
Diversified Telecommunication Services	3.9%
Diversified Financial Services	2.9%
Sovereign Debt	2.8%
Household Durables	2.7%
Commercial Services & Supplies	2.6%
Consumer Finance	2.5%
Capital Markets	2.3%
Energy Equipment & Services	2.2%
Road & Rail	2.1%
Hotels, Restaurants & Leisure	1.9%
Health Care Providers & Services	1.9%
Real Estate Management & Development	1.8%
Containers & Packaging	1.8%
Aerospace & Defense	1.8%
Food Products	1.6%
Specialty Retail	1.6%
Internet Software & Services	1.5%
Electric Utilities	1.5%
Chemicals	1.5%
Technology Hardware, Storage & Peripherals	1.4%
Paper & Forest Products	1.3%
Insurance	1.2%
Other	18.9%
Repurchase Agreements	1.1%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.3%
BBB	8.9%
BB or Lower	88.5%
N/R (not rated)	2.3%
Total	100%

Country Allocation

(% of total investments)

United States	57.3%
Canada	9.3%
United Kingdom	5.5%
Luxembourg	2.9%
Brazil	2.7%
France	2.3%
Australia	2.2%
Other	17.8%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JGH; at this meeting the shareholders were asked to elect Board Members.

JGH
Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	20,014,520
Withhold	500,093
Total	20,514,613
David J. Kundert
For	19,948,413
Withhold	566,200
Total	20,514,613
John K. Nelson
For	20,015,167
Withhold	499,446
Total	20,514,613
Terence J. Toth
For	20,020,001
Withhold	494,612
Total	20,514,613

16	NUVEEN

JGH

Nuveen Global High Income Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Shares		Description (1)				Value

		LONG-TERM INVESTMENTS – 138.7% (98.9% of Total Investments)

		COMMON STOCKS – 0.1% (0.1% of Total Investments)

		Energy Equipment & Services – 0.0%

722		Key Energy Services Inc., (2)				$13,891

		Oil, Gas & Consumable Fuels – 0.1%

13,236		Penn Virginia Corporation, (2)				486,423
		Total Common Stocks (cost $2,370,995)				500,314

Shares		Description (1)	Coupon		Ratings (3)	Value

		CONVERTIBLE PREFERRED SECURITIES – 0.2% (0.1% of Total Investments)

		Oil, Gas & Consumable Fuels – 0.2%

20,000		Anadarko Petroleum Corporation	7.500%		N/R	$821,780
		Total Convertible Preferred Securities (cost $1,000,000)				821,780

Shares		Description (1)	Coupon		Ratings (3)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.3% (0.9% of Total Investments)

		Banks – 0.1%

10,786		Zions Bancorporation	6.300%		BB–	$302,008

		Consumer Finance – 0.3%

43,335		Discover Financial Services	6.500%		BB–	1,117,176

		Equity Real Estate Investment Trusts – 0.2%

13,000		Colony Northstar, Inc.	8.750%		N/R	351,000
24,000		Summit Hotel Properties Inc.	7.125%		N/R	614,160
		Total Equity Real Estate Investment Trusts				965,160

		Food Products – 0.3%

50,000		CHS Inc.	7.100%		N/R	1,471,000

		Oil, Gas & Consumable Fuels – 0.4%

60,000		Nustar Energy LP	8.500%		Ba3	1,567,800
		Total $25 Par (or similar) Retail Preferred (cost $5,187,301)				5,423,144

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		CORPORATE BONDS – 115.9% (82.7% of Total Investments)

		Aerospace & Defense – 2.5%

$1,060		Bombardier Inc., 144A	7.750%	3/15/20	B	$1,139,500
3,500		Bombardier Inc., 144A	8.750%	12/01/21	B	3,885,000
1,000		StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	1,107,500
2,200		TransDigm Inc.	6.375%	6/15/26	B–	2,233,000
2,400		Triumph Group Inc.	4.875%	4/01/21	B1	2,385,000
		Total Aerospace & Defense				10,750,000

		Airlines – 1.7%

2,047		Air Canada, 144A	7.750%	4/15/21	BB–	2,343,815
1,750		Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	1,841,875
1,000		Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	1,043,750
2,700		VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	1,890,000
		Total Airlines				7,119,440

NUVEEN	17

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Auto Components – 1.0%

$1,000		American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB–	$975,000
1,100		Tenneco Inc.	5.375%	12/15/24	BB+	1,135,750
2,050		Tupy S/A, 144A	6.625%	7/17/24	BB	2,101,250
		Total Auto Components				4,212,000

		Automobiles – 0.3%

1,350		Aston Martin Capital Holdings Ltd, 144A	6.500%	4/15/22	B–	1,404,000

		Banks – 2.3%

2,000		Bank of America Corporation	6.300%	3/10/66	BB+	2,242,500
1,500		Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	B–	1,575,000
2,750		Popular Inc.	7.000%	7/01/19	BB–	2,887,500
2,500		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,754,280
445		Standard Chartered PLC, 144A	5.700%	3/26/44	A–	506,187
		Total Banks				9,965,467

		Beverages – 0.2%

1,000		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	1,002,500

		Building Products – 1.1%

1,750		Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	1,822,188
1,500		Euramax International Inc., 144A	12.000%	8/15/20	B–	1,635,000
1,250		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B–	1,115,625
		Total Building Products				4,572,813

		Capital Markets – 0.6%

2,500		Oppenheimer Holdings Inc., 144A	6.750%	7/01/22	B+	2,512,500

		Chemicals – 2.0%

1,000		Chemours Co	5.375%	5/15/27	B+	1,026,250
2,000		CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,092,500
1,000		Hexion Inc., 144A	10.375%	2/01/22	CCC+	990,000
750		Hexion Inc.	6.625%	4/15/20	CCC+	684,375
1,800		Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	1,867,500
800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	865,296
1,100		Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	1,216,874
		Total Chemicals				8,742,795

		Commercial Services & Supplies – 3.3%

825		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	849,750
3,000		APX Group, Inc.	7.875%	12/01/22	B1	3,255,000
2,000		Clean Harbors Inc.	5.125%	6/01/21	BB+	2,042,500
2,790		Covanta Holding Corporation	5.875%	3/01/24	B1	2,720,250
3,500		GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	3,578,750
1,500		R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	1,496,250
1,090	EUR	Waste Italia SPA, 144A, (5)	10.500%	11/15/19	N/R	112,045
		Total Commercial Services & Supplies				14,054,545

		Construction & Engineering – 0.9%

2,000		HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,045,000
1,100		Shea Homes LP, 144A	6.125%	4/01/25	BB–	1,135,750
500		Tutor Perini Corporation, 144A	6.875%	5/01/25	BB–	526,250
		Total Construction & Engineering				3,707,000

		Construction Materials – 1.4%

4,000		Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	4,245,000
1,500		Norbord Inc., 144A	6.250%	4/15/23	Ba1	1,601,250
		Total Construction Materials				5,846,250

18	NUVEEN

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Consumer Finance – 3.2%

$2,000		Ally Financial Inc.	4.625%	3/30/25	BB+	$2,048,360
1,080		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,058,400
2,250		Credit Acceptance Corporation	7.375%	3/15/23	BB	2,340,000
1,500		Enova International, Inc.	9.750%	6/01/21	B–	1,560,000
2,000		First Data Corporation, 144A	5.750%	1/15/24	BB	2,077,500
2,000		First Data Corporation, 144A	5.000%	1/15/24	BB+	2,056,860
1,000		Navient Corporation	7.250%	9/25/23	BB	1,072,500
1,500		OneMain Financial Holdings, Inc., 144A	7.250%	12/15/21	B1	1,579,875
		Total Consumer Finance				13,793,495

		Containers & Packaging – 2.5%

3,000		Cascades Inc., 144A	5.500%	7/15/22	BB–	3,060,000
2,705		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,664,425
2,000		Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	2,080,000
1,350		PaperWorks Industries Inc., 144A	9.500%	8/15/19	CCC+	999,000
2,000		Reynolds Group	5.750%	10/15/20	B+	2,046,680
		Total Containers & Packaging				10,850,105

		Diversified Consumer Services – 1.4%

1,965		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	Ca	471,600
2,400		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	2,607,984
2,400	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	3,105,939
		Total Diversified Consumer Services				6,185,523

		Diversified Financial Services – 3.7%

2,000		CNG Holdings Inc., 144A	9.375%	5/15/20	CCC	1,770,000
2,000		James Hardie International Finance Limited, 144A	5.875%	2/15/23	Ba1	2,095,000
3,250		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	3,331,250
500		Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	498,750
1,330		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,366,575
2,000		NewStar Financial, Inc.	7.250%	5/01/20	BB–	2,047,500
1,900		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	2,005,108
2,540		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,609,850
		Total Diversified Financial Services				15,724,033

		Diversified Telecommunication Services – 5.4%

2,250		CenturyLink Inc.	7.650%	3/15/42	BB+	2,089,687
2,000		Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,990,000
2,500		Frontier Communications Corporation	6.250%	9/15/21	B+	2,231,250
1,500		GCI Inc.	6.875%	4/15/25	BB–	1,621,875
750		IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	708,750
2,150		Level 3 Financing Inc.	5.250%	3/15/26	BB	2,230,861
1,650		Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	1,914,000
1,500		Neptune Finco Corporation, 144A	10.875%	10/15/25	B+	1,805,625
3,975		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	4,138,969
2,200		Windstream Corporation	6.375%	8/01/23	BB–	1,816,375
2,500		Xplornet Communications, Inc., 144A	9.625%	6/01/22	CCC	2,600,000
		Total Diversified Telecommunication Services				23,147,392

		Electric Utilities – 2.1%

4,000		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	4,080,496
1,575		Energuate Trust, 144A	5.875%	5/03/27	Ba2	1,622,250
2,250		Intergen NV, 144A	7.000%	6/30/23	B1	2,165,625
1,180		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	1,224,596
		Total Electric Utilities				9,092,967

		Electronic Equipment, Instruments & Components – 0.5%

1,925		Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,978,261

NUVEEN	19

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Energy Equipment & Services – 2.2%

$1,500		Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	$1,290,000
2,110		McDermott International Inc., 144A	8.000%	5/01/21	BB–	2,125,825
2,500		Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	1,887,500
2,000		Noble Holding International Limited	7.750%	1/15/24	BB–	1,578,620
1,750		Pacific Drilling V Limited, 144A	7.250%	12/01/17	Ca	890,313
500		Precision Drilling Corporation, 144A	7.750%	12/15/23	BB	492,500
1,000		SESI, LLC	7.125%	12/15/21	BB–	952,500
		Total Energy Equipment & Services				9,217,258

		Equity Real Estate Investment Trusts – 1.2%

1,250		Communications Sales & Leasing Inc., 144A	7.125%	12/15/24	BB–	1,241,023
3,000		Geo Group Inc.	6.000%	4/15/26	B+	3,112,500
900		iStar Inc.	6.500%	7/01/21	BB	942,750
		Total Equity Real Estate Investment Trusts				5,296,273

		Food & Staples Retailing – 1.4%

2,000		Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B–	1,677,500
1,500		Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,475,625
1,500		Supervalu Inc.	7.750%	11/15/22	B–	1,458,750
1,750		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	CCC+	1,437,188
		Total Food & Staples Retailing				6,049,063

		Food Products – 1.5%

1,500		Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	1,544,700
1,000		JBS USA LUX SA / JBA USA Finance Inc., 144A	5.750%	6/15/25	B+	940,000
2,000		Marfrig Holding Europe BV, 144A	8.000%	6/08/23	BB–	2,030,400
1,000		Marfrig Holding Europe BV, 144A	7.000%	3/15/24	BB–	966,250
1,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	CCC+	947,500
		Total Food Products				6,428,850

		Gas Utilities – 1.6%

1,250		AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	1,268,750
2,500		Ferrellgas LP	6.750%	1/15/22	B	2,356,250
1,700		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,763,750
1,680		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,671,600
		Total Gas Utilities				7,060,350

		Health Care Equipment & Supplies – 0.6%

1,500		Highmark, Inc., 144A	6.125%	5/15/41	A–	1,485,635
250		Tenet Healthcare Corporation	6.250%	11/01/18	BB–	263,750
1,000		THC Escrow Corp III, 144A	7.000%	8/01/25	B–	996,250
		Total Health Care Equipment & Supplies				2,745,635

		Health Care Providers & Services – 2.6%

1,250		Community Health Systems, Inc.	6.875%	2/01/22	CCC+	1,092,188
2,000		Community Health Systems, Inc.	6.250%	3/31/23	BB	2,064,700
3,500		HCA Inc.	5.250%	6/15/26	BBB–	3,774,750
2,050		Kindred Healthcare Inc.	8.750%	1/15/23	B–	2,155,063
2,000		Lifepoint Health Inc.	5.375%	5/01/24	Ba2	2,070,000
		Total Health Care Providers & Services				11,156,701

		Health Care Technology – 0.9%

3,995		Exela Intermediate LLC / Exela Financial Inc., 144A, (WI/DD)	10.000%	7/15/23	B	3,945,063

		Hotels, Restaurants & Leisure – 2.6%

2,250		1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	2,235,802
2,000		Carlson Travel, Inc., 144A	6.750%	12/16/23	B	2,035,000
1,500		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,548,750
1,000		MGM Resorts International Inc.	7.750%	3/15/22	BB	1,173,750
730		Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	778,363
3,350		Wynn Macau Limited, 144A	5.250%	10/15/21	B1	3,433,750
		Total Hotels, Restaurants & Leisure				11,205,415

20	NUVEEN

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Household Durables – 3.8%

$1,500		Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	$1,395,000
2,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	2,065,000
1,220		CalAtlantic Group Inc.	5.875%	11/15/24	BB	1,322,175
2,000		New Home Company Inc., 144A	7.250%	4/01/22	B–	2,070,000
2,000		Rent-A-Center, Inc.	4.750%	5/01/21	B3	1,810,000
2,500		Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	2,537,500
2,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	BB–	2,631,250
2,175		William Lyon Homes Incorporated	5.875%	1/31/25	B–	2,240,250
		Total Household Durables				16,071,175

		Independent Power & Renewable Electricity Producers – 1.3%

2,630		Dynegy Inc., 144A	8.000%	1/15/25	B+	2,551,100
1,250		GenOn Energy Inc., (5)	9.500%	10/15/18	Caa3	756,250
2,000		Talen Energy Supply LLC, 144A	9.500%	7/15/22	BB–	1,720,000
442		Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	430,950
		Total Independent Power & Renewable Electricity Producers				5,458,300

		Industrial Conglomerates – 1.5%

800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	860,000
2,250		Icahn Enterprises Finance	6.750%	2/01/24	BB+	2,345,850
2,000		Stena International SA, 144A	5.750%	3/01/24	BB–	1,755,000
1,550		Techniplas, LLC, 144A	10.000%	5/01/20	B	1,333,000
		Total Industrial Conglomerates				6,293,850

		Insurance – 0.3%

1,500		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	1,237,500

		Internet Software & Services – 2.1%

1,500		Cimpress NV, 144A	7.000%	4/01/22	B1	1,552,500
2,000		Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	2,120,000
2,000		Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	2,130,000
2,015		j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	2,075,450
1,500		Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	CCC	1,237,500
		Total Internet Software & Services				9,115,450

		IT Services – 0.9%

1,000		Alliance Data Systems Corporation, 144A	6.375%	4/01/20	N/R	1,012,500
2,570		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	2,688,863
		Total IT Services				3,701,363

		Leisure Products – 0.4%

1,500		Gateway Casinos & Entertainment Limited, 144A	8.250%	3/01/24	CCC+	1,560,000

		Machinery – 1.5%

750		Airxcel Incorporated, 144A	8.500%	2/15/22	B	789,375
2,500		BlueLine Rental Finance Corp / BlueLine Rental LLC, 144A	9.250%	3/15/24	B	2,600,000
1,500		Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	1,596,563
1,500		Navistar International Corporation	8.250%	11/01/21	B–	1,515,000
		Total Machinery				6,500,938

		Marine – 0.9%

2,900		Eletson Holdings Inc., 144A	9.625%	1/15/22	B2	2,378,000
2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	1,695,000
		Total Marine				4,073,000

NUVEEN	21

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Media – 8.0%

$2,500		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	$2,575,000
2,000		CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	2,122,500
1,000		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	1,017,500
1,250		Dish DBS Corporation	5.875%	11/15/24	Ba3	1,333,713
1,250		Dish DBS Corporation	7.750%	7/01/26	Ba3	1,481,250
1,500		iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	1,130,625
1,500		iHeartCommunications, Inc.	7.250%	10/15/27	CC	555,000
1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,545,000
1,500		McClatchy Company	9.000%	12/15/22	B1	1,552,500
1,000		McGraw-Hill Global Education Holdings, 144A	7.875%	5/15/24	B3	967,500
3,250		Numericable Group SA, 144A	7.375%	5/01/26	B+	3,526,250
1,550		Quebecor Media Inc.	5.750%	1/15/23	B+	1,635,250
2,250		Radio One Inc., 144A	7.375%	4/15/22	B	2,328,750
2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	2,067,500
1,500		SiTV Inc., 144A	10.375%	7/01/19	CCC+	1,057,500
1,000		Time Inc., 144A	5.750%	4/15/22	B	1,033,750
1,310		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,404,975
3,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,838,163
4,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	4,240,000
		Total Media				34,412,726

		Metals & Mining – 11.7%

2,000		AK Steel Corporation	7.000%	3/15/27	B–	2,065,000
2,150		Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	2,332,750
2,450		Aleris International Inc., 144A	9.500%	4/01/21	B	2,519,311
1,500		Allegheny Technologies Inc.	9.375%	6/01/19	B	1,625,625
1,000		Allegheny Technologies Inc.	5.950%	1/15/21	B	1,002,500
2,000		Anglo American PLC, 144A	3.625%	5/14/20	BB+	2,032,500
1,500		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,566,750
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	3,049,790
2,000		ArcelorMittal	7.750%	10/15/39	BB+	2,242,500
565		Century Aluminum Company, 144A	7.500%	6/01/21	B+	581,950
2,000		Constellium N.V, 144A	6.625%	3/01/25	CCC+	1,915,000
1,950		Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	1,996,313
500		Ferroglobe PLC / Globe Specialty Metals Inc., 144A	9.375%	3/01/22	B+	537,500
3,000		First Quantum Minerals Limited, 144A	7.250%	5/15/22	B	3,060,000
2,000		FMG Resources, 144A	5.125%	5/15/24	BB+	2,000,000
1,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,005,000
1,900		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	1,959,375
2,750		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	2,832,500
2,050		Lundin Mining Corporation, 144A	7.500%	11/01/20	BB–	2,155,370
2,000		New Gold Incorporated, 144A	6.250%	11/15/22	B	2,055,000
750		Novelis Corporation, 144A	5.875%	9/30/26	B	772,500
1,500		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	1,481,250
1,000		Taseko Mines Limited, 144A	8.750%	6/15/22	B–	997,500
1,922		Teck Resources Limited	4.750%	1/15/22	BB	1,989,270
2,250		United States Steel Corporation, 144A	8.375%	7/01/21	BB+	2,475,000
2,485		Vale Overseas Limited	6.875%	11/10/39	BBB	2,665,163
1,150		Westmoreland Coal Co, 144A	8.750%	1/01/22	CCC+	1,012,000
		Total Metals & Mining				49,927,417

		Multiline Retail – 0.3%

1,000		Bon-Ton Department Stores Inc.	8.000%	6/15/21	CCC	402,500
1,000		J.C. Penney Corporation Inc.	6.375%	10/15/36	B+	718,750
		Total Multiline Retail				1,121,250

22	NUVEEN

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Oil, Gas & Consumable Fuels – 10.6%

$1,625		Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	$1,625,000
1,000	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB–	716,996
1,000		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B	898,750
1,500		Bill Barrett Corporation, 144A	8.750%	6/15/25	CCC+	1,260,000
1,232		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	779,240
460		California Resources Corporation	6.000%	11/15/24	Ca	239,200
2,015		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,742,975
1,045		Cheniere Corpus Christi Holdings, LLC, 144A	5.125%	6/30/27	BB–	1,071,125
1,147		Chesapeake Energy Corporation, 144A	8.000%	12/15/22	B+	1,212,953
2,000		Chesapeake Energy Corporation, 144A	8.000%	6/15/27	CCC	1,965,000
1,000		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	1,030,000
1,000		Denbury Resources Incorporated	4.625%	7/15/23	CCC+	530,000
1,600		DOF Subsea AS, 144A	9.500%	3/14/22	N/R	1,552,014
1,750		EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa1	1,303,750
1,000		Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	788,750
1,250		GasLog Limited	8.875%	3/22/22	N/R	1,315,625
1,200		Genesis Energy LP	5.750%	2/15/21	B+	1,197,000
1,900		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,909,500
1,000		Gulfport Energy Corporation, 144A	6.375%	5/15/25	B+	985,000
1,500		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,515,000
250		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC	175,000
500		Northern Oil and Gas Inc.	8.000%	6/01/20	CCC	345,000
2,500		PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	2,409,374
96		PBF Holding Company LLC	7.000%	11/15/23	BB	94,560
1,250		Peabody Securities Finance Corporation, 144A	6.375%	3/31/25	Ba3	1,231,250
4,000		Pertamina Persero PT, 144A	4.875%	5/03/22	BBB–	4,270,788
5,750		Petrobras Global Finance BV	7.375%	1/17/27	BB	6,083,500
1,000		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	962,500
1,250		Seadrill Limited, 144A	6.625%	9/15/20	N/R	371,875
1,500		Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB–	1,567,500
2,250		Transocean Inc., 144A	9.000%	7/15/23	BB	2,334,375
1,750		Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	1,725,938
1,450		Vanguard Natural Resources Finance, (5)	7.875%	4/01/20	N/R	304,500
		Total Oil, Gas & Consumable Fuels				45,514,038

		Paper & Forest Products – 1.8%

3,220		Domtar Corporation, (6)	6.750%	2/15/44	BBB–	3,484,497
1,750		Mercer International Inc., 144A	6.500%	2/01/24	BB–	1,827,333
2,350		Resolute Forest Products	5.875%	5/15/23	B+	2,288,313
		Total Paper & Forest Products				7,600,143

		Pharmaceuticals – 1.5%

1,505		Endo Finance LLC, 144A	5.750%	1/15/22	B–	1,354,199
2,500		Valeant Pharmaceuticals International, 144A	6.500%	3/15/22	BB–	2,621,874
2,500		VRX Escrow Corp., 144A	5.375%	3/15/20	B–	2,409,375
		Total Pharmaceuticals				6,385,448

		Professional Services – 0.5%

2,000		Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	2,075,000

		Real Estate Management & Development – 2.6%

1,500		AV Homes, Inc., 144A	6.625%	5/15/22	B–	1,546,875
2,000		Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,100,000
3,000		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,165,000
1,625		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,675,781
2,500		Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	2,553,125
		Total Real Estate Management & Development				11,040,781

NUVEEN	23

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		Road & Rail – 3.0%

$2,250		Avis Budget Car Rental, 144A	5.125%	6/01/22	BB–	$2,227,500
2,608		Herc Rentals, Inc., 144A	7.750%	6/01/24	B+	2,751,440
1,860		The Hertz Corporation, 144A	7.625%	6/01/22	BB–	1,855,536
3,000		The Hertz Corporation	7.375%	1/15/21	B–	2,895,000
1,430		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	1,490,775
1,500		XPO CNW, Inc.	6.700%	5/01/34	B–	1,470,000
		Total Road & Rail				12,690,251

		Semiconductors & Semiconductor Equipment – 0.7%

2,750		Micron Technology, Inc., 144A	5.250%	8/01/23	BB	2,855,875

		Software – 0.4%

1,865		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,871,994

		Specialty Retail – 2.2%

2,335		GameStop Corporation, 144A	6.750%	3/15/21	Ba1	2,426,064
1,250		Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,085,938
1,750		L Brands, Inc.	6.875%	11/01/35	BB+	1,688,750
1,000		PetSmart, Inc., 144A	8.875%	6/01/25	B–	923,600
1,000		PetSmart, Inc., 144A	5.875%	6/01/25	Ba3	963,750
1,000		Sonic Automotive Inc., 144A	6.125%	3/15/27	B+	995,000
1,500		The Men’s Warehouse Inc.	7.000%	7/01/22	B3	1,312,500
		Total Specialty Retail				9,395,602

		Technology Hardware, Storage & Peripherals – 1.9%

4,000		Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	7.125%	6/15/24	BB+	4,397,131
1,690		NCR Corporation	6.375%	12/15/23	BB	1,812,525
1,700		Western Digital Corporation	10.500%	4/01/24	BB+	2,005,456
		Total Technology Hardware, Storage & Peripherals				8,215,112

		Tobacco – 0.3%

1,250		Vector Group Limited, 144A	6.125%	2/01/25	BB–	1,298,438

		Trading Companies & Distributors – 0.8%

1,500		Avation Capital SA, 144A	7.500%	5/27/20	B+	1,507,500
2,000		HD Supply Inc., 144A	5.750%	4/15/24	B+	2,125,000
		Total Trading Companies & Distributors				3,632,500

		Transportation Infrastructure – 1.3%

2,000	EUR	CMA CGM SA, 144A	7.750%	1/15/21	B3	2,378,867
1,500		Navigator Holdings Limited, 144A, Reg S	7.750%	2/10/21	N/R	1,492,500
1,600		Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	1,643,360
		Total Transportation Infrastructure				5,514,727

		Wireless Telecommunication Services – 4.9%

800		Colombia Telecommunications S.A. ESP, 144A	5.375%	9/27/22	BB	814,000
2,500		Digicel Limited, 144A	6.000%	4/15/21	B1	2,396,874
2,250		Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	2,418,750
3,500		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	3,736,250
2,500		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	2,600,000
2,000		Sprint Communications Inc., 144A	7.000%	3/01/20	BB	2,195,000
1,825		Sprint Corporation	7.250%	9/15/21	B+	2,028,031
2,000		Telecom Italia Capital	7.200%	7/18/36	BBB–	2,318,750
2,500		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	2,526,250
		Total Wireless Telecommunication Services				21,033,905
		Total Corporate Bonds (cost $497,247,306)				496,362,477

24	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CONVERTIBLE BONDS – 0.7% (0.5% of Total Investments)

		Capital Markets – 0.4%

$1,500		Prospect Capital Corporation	4.950%	7/15/22	BBB–	$1,494,375

		Oil, Gas & Consumable Fuels – 0.3%

1,375		Clean Energy Fuels Corporation, 144A	5.250%	10/01/18	N/R	1,354,375
2,875		Total Convertible Bonds (cost $2,760,398)				2,848,750

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.8% (5.6% of Total Investments)

		Banks – 2.6%

$2,250		CIT Group Inc., Series A	5.800%	N/A (7)	B+	$2,345,625
3,000		Citigroup Inc.	6.250%	N/A (7)	BB+	3,328,125
1,385		Citigroup Inc.	5.875%	N/A (7)	BB+	1,454,541
2,000		Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,511,112
1,320		JP Morgan Chase & Company	6.750%	N/A (7)	BBB–	1,499,850
		Total Banks				11,139,253

		Capital Markets – 0.7%

3,000		Morgan Stanley	5.550%	N/A (7)	Ba1	3,134,250

		Commercial Services & Supplies – 0.4%

1,500		AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	1,593,750

		Energy Equipment & Services – 1.0%

3,500	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	4,221,485

		Food Products – 0.4%

1,500		Land O’ Lakes Incorporated, 144A	8.000%	N/A (7)	BB	1,646,250

		Insurance – 1.5%

2,000		La Mondiale SAM, Reg S	7.625%	N/A (7)	BBB	2,141,960
2,000		XL Capital Ltd	3.616%	N/A (7)	BBB	1,865,000
2,000		QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,228,500
		Total Insurance				6,235,460

		Oil, Gas & Consumable Fuels – 0.4%

1,750		Enbridge Inc.	6.000%	1/15/77	BBB–	1,835,313

		Wireless Telecommunication Services – 0.8%

3,500		Colombia Telecommunications S.A. ESP, 144A	8.500%	N/A (7)	B	3,631,250
		Total $1,000 Par (or similar) Institutional Preferred (cost $31,652,292)				33,437,011

NUVEEN	25

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1), (8)	Coupon	Maturity	Ratings (3)	Value

	CONTINGENT CAPITAL SECURITIES – 8.8% (6.3% of Total Investments)

	Banks – 6.9%

$3,240	Barclays PLC	8.250%	N/A (7)	BB+	$3,434,400
2,215	Credit Agricole SA, 144A	8.125%	N/A (7)	BBB–	2,573,166
2,000	Credit Agricole, S.A, 144A	6.625%	N/A (7)	BBB–	2,057,116
2,000	Deutsche Bank AG, Reg S	6.250%	N/A (7)	BB	1,969,832
2,000	HSBC Holdings PLC	6.875%	N/A (7)	BBB	2,160,000
2,500	Intesa Sanpaolo SpA, 144A	7.700%	N/A (7)	Ba3	2,596,875
3,705	Lloyds Banking Group PLC	7.500%	N/A (7)	BB+	4,087,077
475	Nordea Bank AB, 144A	6.125%	N/A (7)	BBB	496,375
3,000	Royal Bank of Scotland Group PLC	7.500%	N/A (7)	Ba3	3,096,000
2,700	Societe Generale, 144A	7.375%	N/A (7)	BB+	2,902,500
4,300	UniCredit SpA, Reg S	8.000%	N/A (7)	B+	4,415,739
28,135	Total Banks				29,789,080

	Capital Markets – 1.5%

1,500	Credit Suisse Group AG, 144A	7.500%	N/A (7)	BB	1,681,935
2,000	Macquarie Bank Limited, 144A	6.125%	N/A (7)	Ba1	2,045,000
2,500	UBS Group AG, Reg S	7.000%	N/A (7)	BB+	2,767,285
6,000	Total Capital Markets				6,494,220

	Diversified Financial Services – 0.4%

1,500	BNP Paribas, 144A	7.625%	N/A (7)	BBB–	1,650,000
35,635	Total Contingent Capital Securities (cost $35,827,979)				37,933,300

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SOVEREIGN DEBT – 3.9% (2.7% of Total Investments)

	Argentina – 0.8%

$1,000	Republic of Argentina	6.875%	4/22/21	B	$1,071,500
2,350	Republic of Argentina	7.500%	4/22/26	B	2,526,250
3,350	Total Argentina				3,597,750

	Costa Rica – 0.8%

400	Republic of Costa Rica, 144A	7.000%	4/04/44	Ba2	416,000
2,900	Republic of Costa Rica, 144A	4.250%	1/26/23	Ba2	2,823,875
3,300	Total Costa Rica				3,239,875

	Dominican Republic – 0.7%

3,000	Dominican Republic, 144A	5.500%	1/27/25	BB–	3,097,500

	Egypt – 0.3%

1,000	Arab Republic of Egypt, 144A	7.500%	1/31/27	B	1,062,000

	El Salvador – 0.6%

2,600	Republic of El Salvador, 144A	7.750%	1/24/23	Caa1	2,629,380

	Sri Lanka – 0.7%

3,000	Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	2,995,224
16,250	Total Sovereign Debt (cost $16,419,227)				16,621,729
	Total Long-Term Investments (cost $592,465,498)				593,948,505

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5% (1.1% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.1% of Total Investments)

$6,315	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $6,315,021, collateralized by $6,490,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $6,441,325	0.120%	7/03/17	$6,314,958
	Total Short-Term Investments (cost $6,314,958)			6,314,958
	Total Investments (cost $598,780,456) – 140.2%			600,263,463
	Borrowings – (40.9)% (9), (10)			(175,200,000)
	Other Assets Less Liabilities – 0.7% (11)			3,124,762
	Net Assets – 100%			$428,188,225

Investments In Derivatives as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Pound Sterling	$2,260,000	U.S. Dollar	$2,913,737	7/17/17	$(30,938)
Citibank, National Association	Euro	5,142,000	U.S. Dollar	5,604,482	7/17/17	(272,062)
Goldman Sachs Bank USA	Canadian Dollar	4,295,979	U.S. Dollar	3,129,584	7/17/17	(183,965)
		$11,697,979		$11,647,803		$(486,965)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(102)	9/17	$(12,804,188)	$45,898	$46,156

NUVEEN	27

JGH	Nuveen Global High Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month USD-LIBOR-ICE	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$315,349	$315,349
JPMorgan Chase Bank, N.A.	22,469,000	Receive	1-Month USD-LIBOR-ICE	1.462	Monthly	12/01/17	12/01/18	12/01/20	(36,675)	(352,218)
	$109,869,000								$278,674	$(36,869)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Borrowings as a percentage of Total Investments is 29.2%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

28	NUVEEN

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $592,465,498)	$593,948,505
Short-term investments, at value (cost approximates value)	6,314,958
Cash	201,510
Cash collateral at brokers(1)	1,130,000
Interest rate swaps premiums paid	315,543
Unrealized appreciation on interest rate swaps	315,349
Receivable for:
Interest	9,911,926
Investments sold	8,975,657
Reclaims	15,878
Variation margin on futures contracts	45,898
Other assets	102,721
Total assets	621,277,945
Liabilities
Borrowings	175,200,000
Unrealized depreciation on:
Forward foreign currency exchange contracts	486,965
Interest rate swaps	352,218
Payable for:
Dividends	2,755,502
Investments purchased	13,010,640
Accrued expenses:
Interest on borrowings	656,158
Management fees	425,231
Trustees fees	64,037
Other	138,969
Total liabilities	193,089,720
Net assets	$428,188,225
Shares outstanding	23,232,075
Net asset value (“NAV”) per share outstanding	$18.43
Net assets consist of:
Shares, $0.01 par value per share	$232,321
Paid-in surplus	490,377,407
Undistributed (Over-distribution of) net investment income	(2,250,538)
Accumulated net realized gain (loss)	(61,184,016)
Net unrealized appreciation (depreciation)	1,013,051
Net assets	$428,188,225
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	29

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

Investment Income	$20,971,512
Expenses
Management fees	2,537,304
Interest expense on borrowings	2,121,554
Custodian fees	65,320
Trustees fees	9,216
Professional fees	43,288
Shareholder reporting expenses	43,153
Shareholder servicing agent fees	299
Stock exchange listing fees	3,449
Investor relations expenses	37,816
Other	12,250
Total expenses	4,873,649
Net investment income (loss)	16,097,863
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,960,807
Forward foreign currency exchange contracts	(82,013)
Futures contracts	(623,229)
Swaps	(745,628)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,068,350
Forward foreign currency exchange contracts	(655,903)
Futures contracts	(204,355)
Swaps	1,015,529
Net realized and unrealized gain (loss)	14,733,558
Net increase (decrease) in net assets from operations	$30,831,421

See accompanying notes to financial statements.

30	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$16,097,863	$34,182,495
Net realized gain (loss) from:
Investments and foreign currency	1,960,807	(25,879,800)
Forward foreign currency exchange contracts	(82,013)	1,138,586
Futures contracts	(623,229)	(499,216)
Swaps	(745,628)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,068,350	67,997,087
Forward foreign currency exchange contracts	(655,903)	(190,434)
Futures contracts	(204,355)	53,482
Swaps	1,015,529	(166,382)
Net increase (decrease) in net assets from operations	30,831,421	76,635,818
Distributions to Shareholders
From net investment income	(16,727,094)	(35,088,114)
Return of capital	—	(609,595)
Decrease in net assets from distributions to shareholders	(16,727,094)	(35,697,709)
Capital Share Transactions
Cost of shares repurchased and retired	—	(1,257,387)
Net increase (decrease) in net assets from capital share transactions	—	(1,257,387)
Net increase (decrease) in net assets	14,104,327	39,680,722
Net assets at the beginning of period	414,083,898	374,403,176
Net assets at the end of period	$428,188,225	$414,083,898
Undistributed (Over-distribution of) net investment income at the end of period	$(2,250,538)	$(1,621,307)

See accompanying notes to financial statements.

NUVEEN	31

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$30,831,421
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(227,861,822)
Proceeds from sales and maturities of investments	216,143,516
Proceeds from (Purchases of) short-term investments, net	(2,978,571)
Proceeds from (Payments for) swap contracts, net	(745,628)
Amortization (Accretion) of premiums and discounts, net	(526,140)
(Increase) Decrease in:
Cash collateral at brokers	(165,000)
Interest rate swaps premiums paid	415,406
Receivable for interest	(62,138)
Receivable for investments sold	(8,975,657)
Receivable for reclaims	(2,204)
Receivable for variation margin on futures contracts	(45,898)
Other assets	40,191
Increase (Decrease) in:
Payable for investments purchased	13,010,640
Payable for variation margin on futures contracts	(125,992)
Accrued interest on borrowings	433,968
Accrued management fees	6,714
Accrued Trustees fees	2,812
Accrued other expenses	(38,425)
Net realized (gain) loss from:
Investments and foreign currency	(1,960,807)
Swaps	745,628
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(14,068,350)
Forward foreign currency exchange contracts	655,903
Swaps	(1,015,529)
Net cash provided by (used in) operating activities	3,714,038
Cash Flows from Financing Activities:
Proceeds from borrowings	10,400,000
Cash distributions paid to shareholders	(13,971,592)
Net cash provided by (used in) financing activities	(3,571,592)
Net Increase (Decrease) in Cash	142,446
Cash at beginning of period	59,064
Cash at end of period	$201,510

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,642,957

See accompanying notes to financial statements.

32	NUVEEN

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NUVEEN	33

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(f)	$17.82	$0.69	$0.64	$1.33	$(0.72)	$—	$—	$(0.72)	$—	$—	$18.43	$16.87
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017(f)	$175,200	$3,444
2016	164,800	3,513
2015	170,500	3,196
2014(e)	56,000	12,159

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

7.53%	10.13%	$428,188	2.31	%*	7.62	%*	38%
21.85	29.26	414,084	1.97		8.91		49
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2017(f)	1.00	%*
2016	0.66
2015	0.49
2014(e)	0.17	*

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
(f)	For the six months ended June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•	The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•	The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency exchange contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

36	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,970,250

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s

38	NUVEEN

credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$500,314	$—	$—	$500,314
Convertible Preferred Securities	821,780	—	—	821,780
$25 Par (or similar) Retail Preferred	5,423,144	—	—	5,423,144
Corporate Bonds	—	496,362,477	—	496,362,477
Convertible Bonds	—	2,848,750	—	2,848,750
$1,000 Par (or similar) Institutional Preferred	—	33,437,011	—	33,437,011
Contingent Capital Securities	—	37,933,300	—	37,933,300
Sovereign Debt	—	16,621,729	—	16,621,729

Short-Term Investments:
Repurchase Agreements	—	6,314,958	—	6,314,958

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(486,965)	—	(486,965)
Futures Contracts**	46,156	—	—	46,156
Interest Rate Swaps**	—	(36,869)	—	(36,869)
Total	$6,791,394	$592,994,391	$—	$599,785,785
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$56,014,482	9.3%
United Kingdom	32,936,295	5.5
Luxembourg	17,176,825	2.9
Brazil	16,429,922	2.7
France	13,703,609	2.3
Australia	13,380,610	2.2
Other	106,415,423	17.8
Total non-U.S. securities	$256,057,166	42.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,314,958	$(6,314,958)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

40	NUVEEN

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead or decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency exchange contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$14,551,163
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts	$(486,965)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$—	$(30,938)	$—	$(30,938)	$—	$(30,938)
Citibank, National Association	—	(272,062)	—	(272,062)	272,062	—
Goldman Sachs Bank USA	—	(183,965)	—	(183,965)	—	(183,965)
Total	$—	$(486,965)	$—	$(486,965)	$272,062	$(214,903)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(82,013)	$(655,903)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(42,339,339)
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$46,156	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(623,229)	$(204,355)

42	NUVEEN

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$66,581,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$315,349	Unrealized depreciation on interest rate swaps, net**	$(352,218)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Net Offset on the State of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$315,349	$—	$—	$315,349	$—	$—	$315,349
JPMorgan Chase Bank, N.A.	—	(352,218)	—	(352,218)	315,543	36,675	—
Total	$315,349	$(352,218)	$—	$(36,869)	$315,543	$36,675	$315,349
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(745,628)	$1,015,529

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/17	Year Ended 12/31/16
Shares Repurchased and retired	—	(100,318)

Open market purchases:
Weighted average price per share	$—	$12.51
Weighted average discount per share	—%	16.56%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $227,861,822 and $216,143,516, respectively.

44	NUVEEN

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency exchange contracts, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$600,060,523
Gross unrealized:
Appreciation	$19,857,454
Depreciation	(19,654,514)
Net unrealized appreciation (depreciation) of investments	$202,940

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, bond premium amortization adjustments and paydowns, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s last tax year end, as follows:
Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	1,607,042
Accumulated net realized gain (loss)	(1,607,042)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$35,088,114
Distributions from net long-term capital gains	—
Return of capital	609,595
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.
As of December 31, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Capital losses to be carried forward – not subject to expiration	$61,187,075

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee rate for the Fund was 0.1606%.

8. Borrowing Arrangements

The Fund has entered into a borrowing agreement as a means of leverage.

The Fund entered into a $180,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,200,000.

Interest is charged on these Borrowings at a rate per annum equal to the higher of the one-month LIBOR (London Inter-Bank Offered Rate) or the Federal Funds Rate in effect that day plus 0.75%. In addition to interest expense, the Fund accrues a 0.15% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also incurred an upfront renewal fee of 0.05% based on the maximum commitment amount of the Borrowings through the renewal date.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $170,990,055 and 1.67%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the arrangement fee are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The

46	NUVEEN

closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN	47

Additional

Fund Information

Board of Trustees
John K. Nelson	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
Robert L. Young**	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

48	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

52	NUVEEN

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter and one-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

NUVEEN	53

Annual Investment Management Agreement Approval Process (continued)

The Board noted that the Fund performed well against its Performance Peer Group ranking in the second quartile over the one-year period and outperforming its benchmark during such period. The Board, however, recognized that only one-year performance was available, limiting the ability for a meaningful assessment of the Fund’s performance. The Board, however, was satisfied with the progress of the Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted the Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to the Sub-Adviser, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the

54	NUVEEN

Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

NUVEEN	55

Annual Investment Management Agreement Approval Process (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

56	NUVEEN

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-G-0617D        243964-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017